UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2004

Dollar General Corporation

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-11421	61-0502302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.      REGULATION FD DISCLOSURE

On September 2, 2004, Dollar General Corporation issued a news release regarding sales results for the four-week and thirty-week periods ended August 27, 2004, as well as new store openings and store closings. The news release is attached hereto as Exhibit 99 and incorporated by reference as if fully set forth herein.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of businesses acquired.  N/A

(b)

Pro Forma Financial Information.  N/A

(c)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 2, 2004	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.

Description

99

News release dated September 2, 2004